Prospectus Supplement	August 27, 2007

PUTNAM LIMITED DURATION GOVERNMENT INCOME FUND Prospectus dated
March 30, 2007

The final paragraph under “Main Investment Strategies – U.S. Government Bonds” is revised in its entirety as follows: Under normal circumstances, we invest at least 80% of the fund’s net assets in U.S. government securities. We may invest up to 20% of the fund’s net assets in mortgage-backed and other asset-backed securities of private (non-governmental) issuers and securities issued by money market funds, in each case rated AAA or its equivalent at the time of purchase by a nationally recognized securities rating agency or, if unrated, that we determine to be of comparable quality.

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